Exhibit 10.4


     MODIFICATION AGREEMENT ("Modification Agreement") dated as of June 11, 2001 by and between Shoney's, Inc., a Tennessee corporation ("Shoney's") and Commissary Operations, Inc., a Tennessee corporation ("Commissary
Operations").

                                RECITALS
                                -------

A.. Reference is made to the certain distribution service agreement (the "Shoney's Distribution Service Agreement") dated as of October 23, 2000 by and between Shoney's "Shoney's" restaurant division and Commissary Operations.

B. Reference is also made to the certain stock purchase agreement (the "Stock Purchase Agreement") dated as of May 15, 2001 by and between Shoney's and COI Acquisition Company ("COI Acquisition").

C. Pursuant to Section 7.1.9 of the Stock Purchase Agreement and as a condition precedent to the consummation of the Stock Purchase Agreement, the parties hereto agree to modify and amend the Shoney's Distribution Service Agreement as set forth below.

THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY WHICH ARE HEREBY ACKNOWLEDGED, IT IS AGREED AS FOLLOWS:


1. The defined terms used herein shall have the same definition as contained in the Shoney's Distribution Service Agreement, unless otherwise specified.

2. The parties hereto acknowledge and agree that, in lieu of the Seven and One-Half (7.5%) percent markup for the "Food" category contained on Schedule C, Section 1 to the Shoney's Distribution Service Agreement, the markup for the "Food" category shall be calculated, as of the date of this Modification Agreement and thereafter, in accordance with the following schedule, based upon the number of Shoney's-owned "Shoney's" restaurants served by Commissary Operations pursuant to the Shoney's Distribution Service Agreement:

               Number of Stores*                  Revised
               From    /      To                  Markup
               ------------------------------------------

               245            236                 7.50%
               235            226                 7.65%
               225            216                 7.80%
               215            206                 7.95%
               205            196                 8.10%
               195            186                 8.25%
               185            176                 8.75%
               175            166                 9.25%
               165            156                 9.75%

     If the number of Shoney's owned and operated "Shoney's" restaurants is less than 186 and Commissary Operations elects to increase the contract markup on food products (excluding produce) in excess of 8.25%, then Shoney's or Commissary Operations will have the option to cancel the contract with six months written notice to the other party.


3. With respect to the schedule set forth in Section 2 above, the change of a restaurant to a concept other than a "Shoney's" restaurant shall not be deemed a decrease in the number of restaurants serviced so long as such restaurant continues to be serviced by Commissary Operations.

4. Notwithstanding anything to the contrary contained in the Shoney's Distribution Service Agreement or otherwise, in the event that Shoney's sells its Shoney's restaurant division to a third party, in whole or in part, with the intent that such restaurants continue to be operated as "Shoney's" restaurants thereafter, then Shoney's hereby agrees to use its best efforts to cause the purchaser of such restaurants to assume the Shoney's Distribution Service Agreement with respect to such restaurants. In the event that the Shoney's Distribution Service Agreement is so assumed, then the numbers of such restaurants shall be utilized in calculating the markup under the schedule set forth in Section 2 above.

5. Except as expressly modified herein, the Shoney's Distribution Service Agreement shall remain in full force and effect.

                                        AGREED:

                                        SHONEY'S, INC.


                                        By: /s/ James M. Beltrame
                                            --------------------------------
                                        Name: James M. Beltrame
                                              ------------------------------
                                        Title: CFO
                                              ------------------------------


                                        COMMISSARY OPERATIONS, INC.


                                        By: /s/ Lloyd W. Baldridge, Jr.
                                            --------------------------------
                                        Name: Lloyd W. Baldridge, Jr.
                                              ------------------------------
                                        Title: Vice President and CFO
                                              ------------------------------






                                   2